Prospectus Supplement

John Hancock Funds II

Emerging Markets Debt Fund (the fund)

Supplement dated May 9, 2023 to the current Prospectus, as may be supplemented (the Prospectus)

Effective May 12, 2023 (the Effective Date), Paolo H. Valle will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Valle will be removed from the Prospectus.

As of the Effective Date, Neal Capecci, Roberto Sanchez-Dahl, CFA, and Elina Theodorakopoulou will continue to serve as portfolio managers and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Funds II

Emerging Markets Debt Fund (the fund)

Supplement dated May 9, 2023 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective May 12, 2023 (the Effective Date), Paolo H. Valle will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Valle will be removed from the SAI.

As of the Effective Date, Neal Capecci, Roberto Sanchez-Dahl, CFA, and Elina Theodorakopoulou will continue to serve as portfolio managers and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.